SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2004

IKONA GEAR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49664	88-0474903
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

Suite 810 - 609 Granville Street
                 Vancouver, British Columbia V7Y 1G5 Canada
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (604) 685-5510

_______________________________________________________
(Former name or former address, if changed since last report)

ITEM 5:       OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On January 22, 2004, Ikona Gear International, Inc. (the "Company") announced that Richard Achron has resigned from the Company's Board of Directors, effective immediately. A copy of the press release is filed herewith as an exhibit.

ITEM 7:       EXHIBITS
(a)	Exhibit
Item	Title
1.1	News Release dated January 22, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
IKONA GEAR INTERNATIONAL, INC.
Date: January 23, 2004	By: /s/ Laith Nosh Laith Nosh, President